                                                                    EXHIBIT 24.2


                                POWER OF ATTORNEY

         Each person whose signature appears below appoints Robert W. Goldman, Senior Vice President, Finance, and Chief Financial Officer of Conoco, Rick A. Harrington, Senior Vice President, Legal, and General Counsel of Conoco, and Sigmund L. Cornelius, Vice President and Treasurer of Conoco, and each of them, severally, as his or her true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in his or her capacity as a director or officer or both, as the case may be, of Conoco or ConocoPhillips or both, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement of the type contemplated by Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), and all documents or instruments necessary or appropriate to enable Conoco and/or ConocoPhillips to comply with the Securities Act, and to file the same with the Securities and Exchange Commission, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of each such director or officer, or both, as the case may be, each and every act whatsoever that is necessary, appropriate or advisable in connection with any or all of the above-described matters and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


           /s/   Archie W. Dunham
--------------------------------------------
              Archie W. Dunham

         /s/   Richard A. Auchinleck
--------------------------------------------
            Richard A. Auchinleck

         /s/   Kenneth M. Duberstein
--------------------------------------------
            Kenneth M. Duberstein

            /s/   Ruth R. Harkin
--------------------------------------------
               Ruth R. Harkin

           /s/   Charles C. Krulak
--------------------------------------------
              Charles C. Krulak

          /s/   Frank A. McPherson
--------------------------------------------
             Frank A. McPherson

           /s/   William K. Reilly
--------------------------------------------
              William K. Reilly

           /s/   William R. Rhodes
--------------------------------------------
              William R. Rhodes

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                       /s/ J. J. Mulva
                                       ----------------------------------
                                       J. J. Mulva, Director;
                                       Chairman of the Board of Directors
                                       and Chief Executive Officer;
                                       Principal Executive Officer
                                       Phillips Petroleum Company

Date: July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                           /s/ John A. Carrig
                                           -------------------------------------
                                           John A. Carrig, Senior Vice President
                                           and Chief Financial Officer;
                                           Principal Financial Officer
                                           Phillips Petroleum Company
Date: July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                         /s/ Rand C. Berney
                                         --------------------------------------
                                         Rand C. Berney
                                         Vice President and Controller;
                                         Principal Accounting Officer
                                         Phillips Petroleum Company


Date: July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                /s/ Norman R. Augustine
                                                -------------------------------
                                                Norman R. Augustine, Director
                                                Phillips Petroleum Company

Date:  July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                 /s/ David L. Boren
                                                 ----------------------------
                                                 David L. Boren, Director
                                                 Phillips Petroleum Company


Date: July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                            /s/ Larry D. Horner
                                            -----------------------------------
                                            Larry D. Horner, Director
                                            Phillips Petroleum Company


Date: July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                     /s/ J. Stapleton Roy
                                                     --------------------------
                                                     J. Stapleton Roy, Director
                                                     Phillips Petroleum Company


Date:  July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                             /s/ Randall L. Tobias
                                             ----------------------------------
                                             Randall L. Tobias, Director
                                             Phillips Petroleum Company

Date: July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                             /s/ Victoria J. Tschinkel
                                             -----------------------------------
                                             Victoria J. Tschinkel, Director
                                             Phillips Petroleum Company


Date:  July 29, 2002

                                POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints
J. Bryan Whitworth, John A. Carrig and Rand C. Berney, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) on Form S-3 to be filed by ConocoPhillips and to be joined by Phillips Petroleum Company (the "Company") as a guarantor of ConocoPhillips, as the same may be amended or supplemented, relating to securities of ConocoPhillips, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of ConocoPhillips or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              /s/ Kathryn C. Turner
                                              ---------------------------------
                                              Kathryn C. Turner, Director
                                              Phillips Petroleum Company


Date: July 29, 2002